UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

June 15, 2009

EQUICAP, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-31091	224 Tianmushan Road, Zhongrong Chengshi Huayuan 5-1-602, Zhangzhou, P.R. China 310007	33-0652593
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

909-697-2111
(Registrant’s telephone number, including area code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Equicap, Inc. (“Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry into a Material Definitive Agreement

See Item 2.01.

Item 2.01  Completion of Acquisition or Disposition of Assets.

On June 15, 2009, the Company, with its wholly owned subsidiary Usunco Automotive Limited (“Usunco”), entered into an agreement to sell IBC Automotive Products, Inc. (“IBC”), the wholly owned subsidiary of Usunco which was simultaneously closed.

The automotive parts distribution business of the Company in the United States was carried out through IBC. IBC is being sold because it no longer fits the overall business strategy of focusing on the development and manufacture of gears and gearboxes for use primarily in diesel engines for industrial and agricultural industries in China and the expansion opportunities that exist in the Chinese and Asian markets for those and similar products. Additionally, IBC no longer represents a significant amount of the assets or gross revenues of the Company.

The sale agreement provides for the sale of all the shares of equity of IBC owned by Usunco to the current top management persons of IBC, Mr. Philip Widman and Ms. Ruth Kirshner, in exchange for the following: (i) the cancellation of an aggregate of 555,994 shares of common stock of Company which those individuals currently own, and (ii) the payment of $60,000 in installments pursuant to the terms of an unsecured promissory note, the final payment of which will be November 15, 2010.  As part of the transaction, the Company cancelled $428,261.49 through the closing date, of inter-company debt which funds had been used in the business of IBC prior to the transaction.

The agreement provides for various standard representations about the operations of the respective companies as of the signing and closing dates.  There are no substantive continuing covenants binding either party.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of business acquired.
None.

(b)	Pro forma financial information.

Attached to this Current Report on Form 8-K, as Appendix A, are the required pro forma financial statements relating to the consummation of the transaction contemplated by the Share Exchange Agreement, including the following:

(i) the unaudited pro forma consolidated balance sheet as of June 30, 2008, and

(ii) the unaudited pro forma consolidated statements of operations and Comprehensive Loss for the fiscal year ended June 30, 2008, and for the nine months ended March 31, 2009, illustrating the estimated effects of the divestiture of IBC Automotive Products, Inc. at July 1, 2007.

(c)	Shell Company Transactions.

(d)	Exhibits.

10.1	Share Exchange Agreement dated June 15, 2009

10.2	Promissory Note dated June 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Equicap, Inc.
(Registrant)

Date: June 16, 2009	By:	/s/ David Ming He
David Ming He, Chief Financial Officer

Appendix A

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following pro forma financial data should be read in conjunction with the financial statements of Equicap, Inc. available on the SEC website or from the Company. The following pro forma information below has not been audited.

     The unaudited pro forma consolidated balance sheet as of June 30, 2008 has been prepared to illustrate the estimated effects of the sale of IBC Automotive Products, Inc. as of June 30, 2008. The unaudited pro forma consolidated statements of operations and comprehensive loss for the year ended June 30, 2008 and the nine months ended March 31, 2009 have been prepared to illustrate the estimated effects of the sale of IBC Automotive Products, Inc. at July 1, 2007. The pro forma consolidated statements of operations for the fiscal year ending June 30, 2008, and the nine months ended March 31, 2009 were derived by adjusting the historical financial statements of Equicap, Inc. for certain transactions pursuant to the sale transaction described in the notes to the unaudited pro forma consolidated financial statements.

     The pro forma financial data does not purport to be indicative of the results which actually could have been obtained had the sale transaction been completed as of the assumed dates or which may be obtained in the future. The future financial results of the Company primarily will be those of the China/Gear Segment.

Equicap, Inc.
 Unaudited Pro Forma Consolidated Balance Sheet
 As of June 30, 2008

	Historical		Pro Forma

	Equicap, Inc.	IBC	Adjustments	Notes	Consolidated
	Consolidated				Without IBC
ASSETS

Current Assets:
Cash and cash equivalents	$956,973	$127,967	$(127,967)	(a)	$829,006
Accounts receivable, net of allowance	807,484	200,723	(200,723)	(a)	606,761
Inventory	1,186,900	-	-		1,186,900
Other Receivable	141,496	-	60,000	(b)	201,496
Advance payments	5,059,154	-	-		5,059,154
Prepaid expenses	212,405	122,550	(122,550)	(a)	89,855
Notes receivable	294,686	-	-		294,686

Total Current Assets	8,659,098	451,240	(391,240)		8,267,858

Property and Equipment, Net	2,511,602	-	-		2,511,602

Goodwill	3,393,307	-	-		3,393,307

Other Assets
Intangibles, net	2,586	-	-		2,586
Deferred compensation	172,395	-	-		172,395
Deferred expenses	51,829	-	-		51,829
Total other assets:	226,810	-	-		226,810

Total Assets	$14,790,817	$451,240	$(391,240)		$14,399,577

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$851,284	$74,760	$(74,760)	(a)	$776,524
Taxes payable	946	800	(800)	(a)	146
Due to Affiliate (Equicap Inc)	-	428,262	-	(c)	-
Other payable	530,381	6,795	(6,795)	(a)	523,586

Total Current Liabilities	1,382,611	510,617	(82,355)		1,300,256

Total Liabilities	1,382,611	510,617	(82,355)		1,300,256

Stockholders’ Equity
Common stock, $0.001 par value, 500,000,000 shares authorized, 28,169,013 shares issued and outstanding	28,169	20,000	(556)	(d)	27,613
Stock subscription receivable	(32,400)	(6,400)	-		(32,400)
Additional paid-in capital	16,516,901	-	(16,124)	(d)	16,500,777
Accumulated deficit	(7,183,605)	(72,977)	(292,205)	(e)	(7,475,810)
Accumulated Other comprehensive income	1,372,828	-	-		1,372,828
	10,701,893	(59,377)	(308,885)		10,393,008

Minority interest	2,706,313	-	-		2,706,313
Total Stockholders' Equity	13,408,206	(59,377)	(308,885)		13,099,321

Total Liabilities and Stockholders' Equity	$14,790,817	$451,240	$(391,240)		$14,399,577

Notes:

(a)	Represents the exclusion of relevant assets and liabilities of IBC being sold;
(b)	Represents the promissory note to be entered into by the Buyers, to be paid within 18 months commencing the Closing;
(c)	Represents the cancellation of the debt of IBC to the Company;
(d)	Represents the 555,994 shares of common stock of Equicap, Inc. owned by the Buyers that will be transferred to and cancelled by the Company;
(e)	Represents the estimated loss on the sale of IBC.

Equicap, Inc.
 Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss
 For the Year Ended June 30, 2008

	Historical		Pro Forma

	Equicap, Inc.	IBC	Adjustments	Notes	Consolidated
	Consolidated				Without IBC

Sales	$3,333,325	$778,838	$(778,838)	(a)	$2,554,487

Cost of Sales	2,641,814	661,200	(661,200)	(a)	1,980,614

Gross Profit	691,511	117,638	(117,638)		573,873

Operating Expenses
Selling, general and administrative	1,348,102	215,393	(215,393)	(b)	1,132,709
Total Operating Expenses	1,348,102	215,393	(215,393)		1,132,709

Income from Operations	(656,591)	(97,755)	97,755		(558,836)

Other Income (Expenses):
Interest income (expense)	89,326	1,640	(1,640)	(c)	87,686
Other income (expenses), net	119,527	48,715	(48,715)	(d)	70,812
Unusual charge - make good provision	(1,419,719)	-	-		(1,419,719)
Total Other Income (Expenses)	(1,210,866)	50,355	(50,355)		(1,261,221)

Loss Before Provision for Income Tax	(1,867,457)	(47,400)	47,400		(1,820,057)

Minority Interests	97,268	-	-		97,268

Loss from Continuing Operations	(1,964,725)	(47,400)	47,400		(1,917,325)

Loss on Disposal of Subsidiary—IBC	-	-	(292,205)	(e)	(292,205)

Other Comprehensive Income
Foreign currency translation adjustment	1,190,651	-	-		1,190,651

Comprehensive Loss	$(774,074)	$(47,400)	$(244,805)		$(1,018,879)

Loss per common share:
Basic	$(0.07)	$-	$-		$(0.07)
Diluted	$(0.07)	$-	$-		$(0.07)

Weighted average shares of common stock:
Basic	28,169,013	-	-		27,613,019
Diluted	28,169,013	-	-		27,613,019

Notes:

(a)	Represents the elimination of revenues and corresponding cost of sales attributable to IBC being sold;
(b)	Represents the elimination of selling, general and administrative expenses attributable to IBC being sold;
(c)	Represents the elimination of interest income attributable to IBC being sold;
(d)	Represents the elimination of other expenses attributable to IBC being sold;
(e)	Represents the estimated loss on the sale of IBC.

Equicap, Inc.
 Unaudited Pro Forma Consolidated Statements of Operations and Comprehensive Loss
 For the Nine Months Ended March 31, 2009

	Historical		Pro Forma

	Equicap, Inc.	IBC	Adjustments	Notes	Consolidated
	Consolidated				Without IBC

Sales	$2,984,064	$869,408	$(869,408)	(a)	$2,114,656

Cost of Sales	2,316,530	717,946	(717,946)	(a)	1,598,584

Gross Profit	667,534	151,462	(151,462)		516,072

Operating Expenses
Selling, general and administrative	1,605,608	245,859	(245,859)	(b)	1,359,749
Total Operating Expenses	1,605,608	245,859	(245,859)		1,359,749

Income from Operations	(938,074)	(94,397)	94,397		(843,677)

Other Income (Expenses):
Interest income (expense)	9,722				9,722
Other income (expenses), net	96,427	(82)	82	(c)	96,509
Total Other Income (Expenses)	106,149	(82)	82		106,231

Loss Before Provision for Income Tax	(831,925)	(94,479)	94,479		(737,446)

Provision for Income Tax	1,172	-	-		1,172

Minority Interests	(16,041)	-	-		(16,041)

Loss from Continuing Operations	(817,056)	(94,479)	94,479		(722,577)

Loss on Disposal of Subsidiary—IBC	-	-	(201,476)	(d)	(201,476)

Other Comprehensive Income
Foreign currency translation adjustment	42,698	-	-		42,698

Comprehensive Loss	$(774,358)	$(94,479)	$(106,997)		$(881,355)

Loss per common share:
Basic	$(0.03)	$-	$-		$(0.03)
Diluted	$(0.03)	$-	$-		$(0.03)

Weighted average shares of common stock:
Basic	28,169,013	-	-		27,613,019
Diluted	28,169,013	-	-		27,613,019

Notes:

(a)	Represents the elimination of revenues and corresponding cost of sales attributable to IBC being sold;
(b)	Represents the elimination of selling, general and administrative expenses attributable to IBC being sold;
(c)	Represents the elimination of other expenses attributable to IBC being sold;
(d)	Represents the estimated loss on the sale of IBC.